Exhibit 99.1

Damora Announces Redomestication from Delaware to Cayman Islands

BOSTON, July 17, 2026 (GLOBE NEWSWIRE) -- Damora Therapeutics, Inc. (Damora or the Company) (NASDAQ: DMRA), a biotechnology company working to fundamentally redefine care for patients with blood disorders, today announced the completion of the redomestication of the Company from the State of Delaware to the Cayman Islands, effective on July 16, 2026. Each outstanding share of the Delaware Company’s common stock automatically converted into one ordinary share, par value $0.00001 per share, of the Company, and each outstanding share of any series of the Delaware Company’s preferred stock automatically converted into one outstanding share of the corresponding series of the preferred shares of the Company. The redomestication was previously approved by the Company’s board of directors and subsequently approved by the stockholders of the Company at a Special Meeting of Stockholders held on February 9, 2026.

Effective on July 20, 2026, the Company’s ordinary shares will trade on Nasdaq under a new CUSIP – G2646Y104. The Company’s ordinary shares will continue to be traded on Nasdaq under the symbol “DMRA”. The redomestication will not result in any change to the Company’s business, management, obligations, assets or liabilities.

About Damora Therapeutics

Damora Therapeutics is an innovative biotechnology company that aims to fundamentally redefine care for people with hematologic disorders. We are advancing a new generation of biologics to treat mutant calreticulin-driven myeloproliferative neoplasms, including essential thrombocythemia and myelofibrosis, where there is significant medical need for disease-modifying treatments. With multiple programs with best-in-class potential on track to enter clinical development in 2026, our goal is to rapidly bring forward optimized therapies with broad mutation coverage and exceptional convenience to dramatically improve patient outcomes. For more information, visit www.damoratx.com or follow us on LinkedIn.

Forward-Looking Statements

Certain statements in this press release, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements relating to the Company’s expectations, hopes, beliefs, intentions or strategies regarding the Company’s assets, pipeline and business and the expected timing of the effectiveness on Nasdaq of a new CUSIP for the Company’s ordinary shares. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those uncertainties and factors described under the headings “Risk Factors,” “Cautionary Information Regarding Forward-Looking Statements” or “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s most recent filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth therein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company does not undertake or accept any duty to make any updates or revisions to any forward-looking statements.

Media Contact:

Lia Dangelico

Deerfield Group

lia.dangelico@deerfieldgroup.com

Investor Contact:

Brian Ritchie

LifeSci Advisors

britchie@lifesciadvisors.com